                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                   APRIL 15, 1998
                                   --------------
                  Date of Report (Date of Earliest Event Reported)


                                  WESTERN BANCORP
                                  ---------------
               (Exact Name of Registrant As Specified In Its Charter)


                                     CALIFORNIA
                                     ----------
                   (State or Other Jurisdiction of Incorporation)

             0-13551                                   95-3863296
             -------                                   ----------
     (Commission File Number)                (IRS Employer Identification No.)

                           4100 Newport Place, Suite 900
                          Newport Beach, California 92660
                          -------------------------------
                 (Address of Principal Executive Offices)(Zip Code)

                                   (714) 495-3300
                                   --------------
                (Registrant's Telephone Number, including Area Code)

                                   NOT APPLICABLE
                                   --------------
           (Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events.

      On April 15, 1998, Western Bancorp ("Western") announced its First-Quarter Earnings. A copy of the press release issued by Western in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

      On April 17, 1998, Western announced the signing of a merger agreement (the "Merger Agreement") with the Bank of Los Angeles ("BKLA") a copy of which is atached hereto as Exhibit 99.3. On April 29, 1998 Western completed its due diligence review of BKLA, and as a result of such review did not elect to abandon the acquisition of BKLA as provided in Section 8.1(f) of the Merger Agreement. A copy of the joint press release issued by Western and BKLA in connection with the announcement is attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

      (c) Exhibits.

      The following exhibits are filed with this Current Report on Form 8-K:


Exhibit
Number                   Description
99.1  Press Release of Western Bancorp, dated April 15, 1998.
99.2  Press Release of Western Bancorp and BKLA, dated April 17, 1998.
99.3  Agreement and Plan of Merger, dated as of April 16, 1998, by and among
      Western Bancorp, Santa Monica Bank and Bank of Los Angeles.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  April 30, 1998

                              WESTERN BANCORP


                              By:  /s/ Arnold C. Hahn
                                   ------------------------
                                   Name:  Arnold C. Hahn
                                   Title: Executive Vice President and
                                          Chief Financial Officer

                                   EXHIBIT INDEX


Exhibit
Number                   Description
99.1  Press Release of Western Bancorp, dated April 15, 1998.
99.2  Press Release of Western Bancorp and BKLA, dated April 17, 1998.
99.3  Agreement and Plan of Merger, dated as of April 16, 1998, by and among
      Western Bancorp, Santa Monica Bank and Bank of Los Angeles.


                                          3